JUNE 24, 2025
SUPPLEMENT TO
HARTFORD FIXED INCOME FUNDS PROSPECTUS
DATED FEBRUARY 28, 2025, AS SUPPLEMENTED TO DATE
This Supplement contains new and additional information and should be read in connection with your Statutory Prospectus.
Joseph F. Marvan, CFA announced his plan to retire and withdraw from the partnership of Wellington Management Company LLP’s parent company, and effective June 30, 2026, he will no longer serve as a portfolio manager for each of The Hartford Inflation Plus Fund, The Hartford Strategic Income Fund, and The Hartford Total Return Bond Fund. Accordingly, the following changes are being made to the above referenced Statutory Prospectus:
(1) Effective immediately, under the heading “The Hartford Inflation Plus Fund Summary Section - Management” in the above referenced Statutory Prospectus, the following footnote is added next to Mr. Marvan’s name in the portfolio manager table:
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Joseph F. Marvan, CFA announced his plan to retire and withdraw from the partnership of Wellington Management’s parent company, and effective June 30, 2026, he will no longer serve as a portfolio manager for the Fund. Mr. Marvan’s portfolio management responsibilities for the Fund will transition to the Fund’s other portfolio managers in the months leading up to his departure.
(2) Effective immediately, under the heading “The Hartford Strategic Income Fund Summary Section - Management” in the above referenced Statutory Prospectus, the following footnote is added next to Mr. Marvan’s name in the portfolio manager table:
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Joseph F. Marvan, CFA announced his plan to retire and withdraw from the partnership of Wellington Management’s parent company, and effective June 30, 2026, he will no longer serve as a portfolio manager for the Fund. Mr. Marvan’s portfolio management responsibilities for the Fund will transition to Campe Goodman, CFA in the months leading up to his departure.
(3) Effective immediately, under the heading “The Hartford Total Return Bond Fund Summary Section - Management” in the above referenced Statutory Prospectus, the following footnote is added next to Mr. Marvan’s name in the portfolio manager table:
*
Joseph F. Marvan, CFA announced his plan to retire and withdraw from the partnership of Wellington Management’s parent company, and effective June 30, 2026, he will no longer serve as a portfolio manager for the Fund. Mr. Marvan’s portfolio management responsibilities for the Fund will transition to Connor Fitzgerald, CFA in the months leading up to his departure.
(4) Under each of the headings “The Investment Manager and Sub-Advisers - Portfolio Managers –  Inflation Plus Fund,” “The Investment Manager and Sub-Advisers - Portfolio Managers –  Strategic Income Fund,” and “The Investment Manager and Sub-Advisers - Portfolio Managers –  Total Return Bond Fund” in the above referenced Statutory Prospectus, the following information is added for Joseph F. Marvan, CFA:
Effective June 30, 2026, Mr. Marvan will no longer serve as a portfolio manager for the Fund.
This Supplement should be retained with your Statutory Prospectus for future reference.
HV-7744
June 2025